Innovators in the development & commercialization of

INJECTABLE COLLAGENASE

BioSpecifics TECHNOLOGIES CORP.

April 2017

Forward-Looking Statements

This presentation includes "forward-looking statements" within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including statements regarding the Company's strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management, expected revenue growth, and the assumptions underlying or relating to such statements, are "forward-looking statements." The forward-looking statements include statements concerning, among other things, the opportunity for minimally invasive non-surgical treatment XIAFLEX in several potential pipeline indications; the timing of the Company beginning the clinical program in uterine fibroids; whether and when the Company will hear from Endo the results of their full commercial assessment and analysis regarding the XIAFLEX R&D pipeline; the Company's ability to achieve its future growth initiatives with regard to Dupuytren's Contracture; the expansion of the market for XIAFLEX through future growth initiatives; the timing of Endo initiating a Phase 3 clinical trial in cellulite; Endo's interest in currently unlicensed indications, including uterine fibroids, capsular contracture of the breast, Dercum's disease, knee arthrofibrosis, urethral strictures, hypertrophic scars and keloids; whether XIAFLEX will be the only FDA approved nonsurgical therapy for adhesive capsulitis; the projected receipt of payments from Endo and sublicense income payments based on Endo's partnerships; and the strength of the Company's IP portfolio. In some cases, these statements can be identified by forward-looking words such as "expect," "plan," "anticipate," "potential," "estimate," "can," "will," "continue," the negative or plural of these words, and other similar expressions. These forward-looking statements are predictions based on our current expectations and our projections about future events and various assumptions. There can be no assurance that we will realize our expectations or that our beliefs will prove correct. There are a number of important factors that could cause BioSpecifics' actual results to differ materially from those indicated by such forward-looking statements, including the timing of regulatory filings and action; the ability of Endo and its partners, Asahi Kasei Pharma Corporation, Actelion Ltd. and Swedish Orphan Biovitrum AB, to achieve their objectives for XIAFLEX in their applicable territories; the market for XIAFLEX in, and timing, initiation and outcome of clinical trials for, additional indications, which will determine the amount of milestone, royalty, mark-up on cost of goods sold, license and sublicense income that BioSpecifics may receive; the potential of XIAFLEX to be used in additional indications; Endo modifying its objectives or allocating resources other than to XIAFLEX; and other risk factors identified in BioSpecifics' Annual Report on Form 10-K for the year ended December 31, 2016 and its Current Reports on Form 8-K filed with the Securities and Exchange Commission. All forward-looking statements included in this Report are made as of the date hereof, are expressly qualified in their entirety by the cautionary statements included in this Report and, except as may be required by law, we assume no obligation to update these forward-looking statements.

Company Overview (NASDAQ: BSTC)

- Originator of collagenase based-therapies
- Positive clinical results for XIAFLEX reported in 12 indications to date
- Profitable biopharma company with lean corporate structure and stock buy-back program
- Receives revenues from XIAFLEX® milestones, royalties on net sales, mark-up on COGS and sublicense income by partner Endo
- Opportunity for minimally invasive non-surgical treatment XIAFLEX® in several potential pipeline indications
- BioSpecifics developing XIAFLEX® for medically necessary indications, clinical program in uterine fibroids to begin in 2Q 2017

XIAFLEX® Pipeline

Indication		Preclinical	Phase 1	Phase 2	Phase 3	Marketed	Milestones
Approved Indications							
Dupuytren's Contracture	endo						
Peyronie's Disease	endo						
Additional Indications							
Cellulite	endo						Initiate Phase 3 trials in 2H17
Adhesive Capsulitis	endo						Endo is currently performing a commercial assessment
Human Lipoma	endo						Endo is currently performing a commercial assessment
Canine Lipoma	endo						
Lateral Hip Fat	endo						Endo is currently performing a commercial assessment
Plantar Fibromatosis	endo						Endo is currently performing a commercial assessment
BioSpecifics Managed Indications							
Uterine Fibroids							Initiate Phase 1 trial in 2Q17

Source: Endo International plc


Single Use Vials
Discard Unused Portion
stridium histolyticum
onal use
Dispense the e
Guide to each
Sterile Diluent
Rx Only
XIAFLEX
Rx Only

Marketed XIAFLEX Indications:
Dupuytren's Contracture &
Peyronie's Disease

XIAFLEX 4Q and Full Year 2016 Net Revenues

- Full year 2016 net revenues were $189.7M vs. $158.1M for 2015, a 20% growth

Source: Endo International plc

XIAFLEX Future Growth Opportunities

- Endo expects high-single to low-double-digit revenue growth in 2017
- Sizable opportunity for growth
  - Of the patients diagnosed with Peyronie's disease, 85-90% are untreated and for Dupuytren's contracture 75-80% are untreated
- Paladin began promoting XIAFLEX in Canada in 4Q16
- **FUTURE GROWTH INITIATIVES:**
  - Broaden physician base with improved targeting to reach the most appropriate physicians
  - Direct to consumer campaigns
    - Dupuytren's contracture print ads
    - Peyronie's disease unbranded educational campaign "Ask About the Curve"
  - Working to improve convenience to physicians through its reimbursement support initiatives and product savings program.

Source: Endo International plc

XIAFLEX® for Dupuytren's Contracture

Definition & Key Complications

- Deforming condition of the hand in which one or more fingers contracts toward the palm
- Limits range of motion and impairs quality of life
- Affects between 3-9% of adult Caucasians

Pre-treatment:



Post-treatment:



Source: Endo International plc

XIAFLEX® for Peyronie's Disease

Definition & Key Complications

- Inelastic collagen causing penile curvature; penis can bend at 90° angle during erection in severe cases
- Associated with increased pain, painful erections, palpable plaque, penile deformity and erectile dysfunction
- Potential loss of self-esteem and depression for patients and partners
- Incidence between 3-9% of population

Pre-treatment:



Post-treatment:



Subject 1106-7852 from Phase 3 IMPRESS trial

Mean reduction in penile curvature deformity for XIAFLEX® subjects in IMPRESS I trial was 38°

Source: Endo International plc


Single Use Vials
Discard Unused Portion
stridium histolyticum
onal use
Dispense the
Guide to each
Sterile Diluent
XIAFLEX
Rx Only

XIAFLEX® Pipeline Indications

XIAFLEX® for Uterine Fibroids

Phase 1 Trial to Begin in 2Q17

Definition & Key Complications	▪ Benign tumors in the reproductive tract that contain large amounts of collagen ▪ Cause pelvic discomfort and pain, decreased fertility, pregnancy complications, increased rate of miscarriage, uterine bleeding, prolonged menstrual bleeding and frequent urination ▪ Leading cause of hysterectomies in the U.S.
U.S. Market Opportunity	▪ ~250K hysterectomies and 30K myomectomies are performed annually to treat uterine fibroids ▪ Up to $9.4B in annual direct costs (surgery, hospital admissions, outpatient visits, medications) ▪ High level of recurrence with current treatment options
Encouraging Preclinical Data	▪ Highly purified collagenase can reduce stiffness of human uterine fibroid tissue ex-vivo and potentially decrease their size ▪ Data published in May 2016 issue of the *American Journal of Obstetrics & Gynecology*

Source of data: Cardozo ER, Clark AD, Banks NK, Henne MB, Stegmann BJ, Segars JH. The estimated annual cost of uterine fibroids in the United States. *Am J Obstet Gynecol.* 2012 Mar;206(3):211.

XIAFLEX® for Uterine Fibroids
Phase 1 Trial Design

- Open-label dose escalation Phase 1 study in 15 female subjects treated prior to hysterectomy at the Department of Gynecology & Obstetrics at Johns Hopkins University
  - 3 subjects to receive saline and 12 to receive 3 increasing dose levels of XIAFLEX
- Primary endpoint:
  - Assess the safety and tolerability of XIAFLEX following a one-time injection directly into uterine fibroids at three doses under transvaginal ultrasound guidance
- Secondary endpoints to assess:
  - Symptoms of pain and bleeding, and quality of life throughout the study
  - If XIAFLEX treated fibroids have decreased in size
  - If resident cells in XIAFLEX treated fibroids have increased rates of apoptosis
  - Collagen content of treated fibroids

XIAFLEX® for Cellulite

OVERVIEW

- Skin dimpling as a result of collagen fibrous septae, occurring mainly on the buttocks, lower limbs, and abdomen
- Affects ~85-98% of post-pubertal females

Anatomy of Cellulite


Cellulite dimples
Epidermis
Dermis
Fat Cells
Septae
Muscle

Highly Statistically Significant Positive Results from Phase 2b Study


Subject A – Placebo treatment
Subject B – CCH treatment
Day 1
Pre-treatment
Day 71
28 Days Following Last Treatment
Day 1
Pre-treatment
Day 71
28 Days Following Last Treatment

Source: Endo International plc

XIAFLEX® for Cellulite

Highly Statistically Significant Top-line Data from Phase 2b Study

- 375 women with moderate or severe cellulite (18+ years)
- Up to 3 treatment sessions of 0.84 mg/session or placebo (12 injections per session) with each treatment session occurring 21 days apart
- Primary endpoint - proportion of composite responders at Day 71 (defined as patients with a 2-point improvement in severity from baseline in the clinician-reported (CR) PCSS and a 2-point improvement in the patient-reported (PR) PCSS)
  - Statistically significant levels of improvement in the appearance of cellulite ($p<0.001$) vs. placebo
- XIAFLEX subjects demonstrated a highly stat. significant improvement in composite investigators' and patients' assessments of appearance of cellulite, as measured by a 1-point improvement in both the CR-PCSS and PR-PCSS scores (p-value of <0.001 vs. placebo)
- Highly significant proportion of XIAFLEX subjects:
  - Reported being "Satisfied" or "Very Satisfied" with treatment (p-value of <0.001 vs. placebo)
  - Were reported as "Improved/Very Improved/Very Much Improved" in global appearance of their cellulite area as assessed by the subjects and investigators (p-value of <0.001 vs. placebo)
- Well-tolerated by all dose groups with most AEs being mild to moderate and primarily limited to the local injection area

Source: Endo International plc

XIAFLEX® for Adhesive Capsulitis

Potential to be Only FDA Approved Nonsurgical Therapy



- Inflammation and thickening of shoulder capsule due to collagen
- Limits range of motion of shoulder
- Common available treatment options are often painful and can require anesthesia
- Long-term intensive physical therapy, corticosteroids, manipulation under anesthesia and /or arthroscopic release

Market Opportunity

- Affects 20 - 50 million people worldwide
- 300K cases diagnosed annually in the U.S.; 10% treated invasively
- Condition can last approximately 1 year to up to 3.5 years
- Estimated to occur in 20% of diabetics

Source: Endo International plc

Phase 2b Study Results of XIAFLEX®
in Adhesive Capsulitis/Frozen Shoulder Syndrome

- 321 patient double-blind, placebo-controlled study evaluating safety and efficacy in Stage 2 (frozen stage) unilateral idiopathic frozen shoulder
  - Primary endpoint: change in degrees from baseline to Day 95 follow-up in active forward flexion in affected shoulder compared to placebo
- Strong, similar drug effect for key measures including forward flexion, shoulder abduction, external and internal rotation across both Phase 2a and Phase 2b trials
  - Similar patient improvement in pain seen across both trials
- Increased and unexpectedly robust placebo effect in those patients who did not receive XIAFLEX®
- BioSpecifics-sponsored Phase 2 dose response study demonstrated statistical significance (p=0.02) in active elevation from baseline at highest dose



Phase 2a Results
Degree Improvement from Baseline
60
50
40
30
20
10
0
Forward Flexion
Shoulder Abduction
External Rotation
Internal Rotation
0.58mg (1L) CCH
Exercise Only



Phase 2b Results
Degree Improvement from Baseline
60
50
40
30
20
10
0
Forward Flexion
Shoulder Abduction
External Rotation
Internal Rotation
0.58mg (1L) CCH
Placebo with Exercise
n=321

Source: Endo International plc

XIAFLEX® for Human Lipomas

Definition	▪ Encapsulated deposits of benign fat, often detected as bulges under the skin
Potential to be Only FDA-Approved Pharmaceutical Therapy	▪ No FDA-approved pharmaceutical therapies available ▪ Offers an alternative to patients that may choose to avoid surgery, and avoid surgically-related complications (hematomas, sutures, restricted activity and general or local anesthesia)
U.S. Market Opportunity	▪ ~600,000 patients in the U.S. annually ▪ 20% of patients have multiple lipomas
Phase 2 Trial Design	▪ Randomized, double-blind placebo-controlled study in 19 patients with ≥ 2 benign lipomas of similar size ▪ Each patient acted as both treated and control group ▪ Primary endpoint: reduction in visible surface area of target lipomas relative to placebo, by caliper, 6 months post injection

Positive Top-Line Phase 2 Study Results

Single 0.58 mg Injection of XIAFLEX

- **Primary endpoint:** 81.3% reduction in visible surface area for XIAFLEX vs. 2.1% increase for placebo; 83.4% difference in favor of XIAFLEX ($p<0.0001$)
- 89.5% responder rate (showed a ≥50% decrease in lipoma visible surface area relative to baseline) vs. 0% for placebo ($p<0.0001$)
- 64.8% mean decrease in the length from baseline for XIAFLEX vs. 0.2% increase for placebo ($p<0.0001$)
- 62.5% mean decrease in visible surface area at 3 months vs. 0.4% increase for placebo ($p<0.0001$) and 26.8% decrease vs. 0.2% increase at 1 month





XIAFLEX® for Lateral Hip Fat

Definition & Complications

- Similar prevalence to cellulite
- Fat accumulation is common among woman particularly as they age
- Often very difficult to improve its appearance through exercise and diet alone
- Patients frequently avoid exercise and are unable to restrict their caloric intake
- In some cases, cyrolipolysis and liposuction are performed to remove the unsightly fat deposits



Source: Endo International plc

XIAFLEX® for Plantar Fibromatosis

Definition & Complications

- ~200,000 patients in the U.S.
- Pain and disability caused by the thickening of the feet's deep connective tissue
- Formation of nodules or cords along tendons of the foot
- Patients often have Dupuytren's disease, Peyronie's disease and adhesive capsulitis
- Current treatments include orthotics and anti-inflammatory drugs in the early stages of the disease, steroid injections and surgery in advanced cases


© ACR

Source: Endo International plc

Additional Promising Unlicensed Indications

Indication	Description	Population
Capsular Contracture, Breast	Post-surgical complication that can deform the breast and cause pain	~15% of breast augmentation / reconstructive surgery patients
Hypertrophic Scars & Keloids	Scars that form on the skin at site of injury	~600,000 scar and ~400,000 keloid patients
Dercum's Disease	Obesity and overly sensitive painful adipose tissue Extremely rare condition	Extremely rare condition
Knee Arthrofibrosis	Adhesions that form post-implant that may affect range of motion	~100,000 patients per year in U.S.
Urethral Strictures	Narrowing of the urethra that may affect urine flow	1% male population

Source: Endo International plc

Endo Partnership for Development and Commercialization of XIAFLEX®

>$107.9M Received as of December 31, 2016	▪ $107.9M received in licensing, sublicensing, milestone, COGS, and royalty payments as of December 31, 2016
Future Payments Due to BioSpecifics from Endo	▪ Low double digit royalties as % of net sales ▪ Additional mark-up on COGS for U.S. and other countries in Endo territory ▪ Modest milestones for additional indications and regulatory submissions and approval worldwide
Endo Opt-In Rights	▪ Right to opt-in for all indications, following an opt-in payment and potential future milestone, royalty and COGS payments made to BioSpecifics
Sublicense Income from Endo Partnerships	▪ Endo partnered with Sobi, Actelion and Asahi Kasei for Dupuytren's contracture and Peyronie's disease ▪ BioSpecifics entitled to specified % of potential milestones payments that Endo receives from its sublicensees

Strong IP Portfolio

Long-term patent protection for XIAFLEX

- **Dupuytren's Contracture**
  - Biologic Exclusivity until 2022
  - Drug product composition patent until 2028
- **Peyronie's Disease**
  - Orphan Drug protection in U.S. until 2020
  - Drug product composition patent until 2028
- **Patents and Patent Applications**
  - Owned, co-owned or controlled by BioSpecifics for injectable collagenase to treat Dupuytren's contracture, Peyronie's disease, removal of adipose tissue and frozen shoulder syndrome and others
  - Royalties through 2028

Consistently Profitable Annually

Financial Highlights

(unaudited)	For the quarter ended		For the year ended	
	12/31/16	12/31/15	12/31/16	12/31/15
Cash and equivalents, and investments			$52,789,606	$37,081,957
Income Statement				
Revenues	$6,620,648	$6,138,867	$26,250,955	$22,750,135
Other income	110,436	42,589	348,588	107,645
Costs and expenses	(2,308,870)	(2,244,351)	(9,224,539)	(8,306,820)
Provision for income taxes	(1,505,406)	(1,278,556)	(6,002,765)	(4,933,328)
Net income	**$2,916,808**	**$2,658,549**	**$ 11,372,239**	**$ 9,617,632**
Earnings per share:				
Basic	**$ 0.41**	**$ 0.38**	**$ 1.61**	**$ 1.41**
Diluted	**$ 0.40**	**$ 0.36**	**$ 1.56**	**$ 1.32**
Shares used in computation of earnings per share:				
Basic	7,151,752	6,915,929	7,061,404	6,827,355
Diluted	7,295,239	7,311,514	7,283,262	7,272,989

7.2 million shares outstanding as of 12/31/16

Anticipated Upcoming Pipeline Milestones

ENDO: Cosmetic and Other Indications	
Cellulite	☐ Initiate Phase 3 clinical trials in 2H17 ☐ Publication of full Phase 2b data
Other Indications	☐ Commercial review of additional indications and priority programs ongoing
BIOSPECIFICS: Medically Necessary Indications	
Uterine Fibroids	☐ Initiate Phase 1 trial in 2Q17

Innovators in the development
& commercialization of

INJECTABLE COLLAGENASE

BioSpecifics
TECHNOLOGIES CORP.

April 2017